CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A TRIPLE ASTERISK (***). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Pearl Exhibition and Convention Centre Ltd

15/F - 16/F., Pearl Oriental Tower,
225 Nathan Road, Kowloon.

12 December 2007

Guangzhou City Clifford Development (Panyu) Ltd
33 Zhongliang Road, Shiqiao,
Panyu, Guangzhou,
Guangdong Province, P.R.C.

Clifford Estates (Panyu) Ltd
8 Shinguang Lu,
Panyu, Guangzhou,
Guangdong Province, P.R.C.

Dear Sirs

2008 Newspaper and Magazine Advertising Contract

Thank you for committing 2008 Newspaper Advertising scheme. This letter serves as the advertising contract with Guangzhou City Clifford Development (Panyu) Ltd, Clifford Estates (Panyu) Ltd and Pearl Exhibition and Convention Centre Ltd. The terms and conditions are as follows :-

Contractual Period

1 January – 31 December 2008

Special Advertising Rates Exclusively for Clifford Waterfront and Clifford School

1) Oriental Daily
   Insertions on Weekdays, Sundays and Public Holidays
   Full Page 4C in Main Section A ***

2) i) Sing Tao Daily
   Insertions on Weekdays, Sundays and Public Holidays
   Full Page 4C in ROP ***

   ii) 超級睇樓王
   2 Full Page 4C in ROP ***

*** Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3) Hong Kong Economic Times
Insertion on Weekdays, Sundays and Public Holidays
Full Page 4C in ROP ***

4) Hong Kong Property Times, Money Times
Insertion on Weekdays, Sundays and Public Holidays
Full Page 4C in ROP ***
2 Full Page (Spread Page) 4C in ROP ***

5) Metro
Insertions on Weekdays
Full Page 4C in ROP ***

6) Headline Daily
Insertions on Weekdays
Full Page 4C in ROP ***

Co-Advertising

To elevate the effect of advertising, Clifford Waterfront may, from time to time as it thinks fit, insert Clifford School in its advertisement. The share of such advertising is 80% for Clifford Waterfront and 20% for Clifford School on each advertising.

Confidentiality

All parties acknowledge that the terms of this Agreement are confidential and any partie(s) shall NOT at any time, either during or after the expiration of the Term of this Agreement, disclose or make public any of the terms of this Agreement without the prior written consent of the other partie(s).

Terms & Conditions

1. The commitment Amount is *** . If the actual booking is over the commitment amount, the actual amount will be amended accordingly. The actual booking should not be less than 80% of the commitment amount; otherwise surcharge will be charged.
2. All booking cannot be cancelled after confirmation. Otherwise surcharge will be charged.
3. A delinquency charge of 3% per month will be made on any outstanding accounts.
4. Production of advertising materials is not included in the advertising rate, extra production cost is charged to the advertiser.
5. Publisher reserve the right to withhold the advertisement (i.e. content, size, quality) that is not suitable for publishing.

*** Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6. There will not be any reduction of charges on minor discrepancies of the published advertisement.

To validate this contract, please sign and return the duplicate copy within one month from date of this contract to confirm the above terms and conditions.

Yours faithfully	Accepted and agreed by	Accepted and agreed by
PEARL EXHIBITION AND CONVENTION CENTRE LIMITED	有限公司	有限公司

*** Certain confidential information contained in this document, marked with three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.